EXHIBIT 16.1


                                                   ----------------------------
                                                     Radin, Glass & Co., LLP
                                                   ----------------------------
                                                   Certified Public Accountants
                                                   360 Lexington Avenue
                                                   New York, NY 10017
                                                   212-557-7505
                                                   Fax: 212-557-7591



January  24,  2006

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Ladies  and  Gentlemen:

We have read Item 4.01 Form 8-K dated January 24, 2006 of Cytation Corporation and are in agreement with the statements contained in paragraphs (a), (b) and
(c) therein. We have no basis to agree or disagree with other statements of the Registrant contained therein.


                                                     /s/ Radin, Glass & Co., LLP
                                                    Certified Public Accountants

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